SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 23, 2003

AMERICAN PHARMACEUTICAL PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-31781 (Commission File Number)	68-0389419 (I.R.S. Employer Identification No.)

1101 Perimeter Drive, Suite 300; Schaumburg, IL	60173-5837
(Address of principal executive offices)	(Zip Code)

(847) 969-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Exhibit No.	Description

99.1	Press Release issued by American Pharmaceutical Partners, Inc. dated October 23, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Condition.

On October 23, 2003, American Pharmaceutical Partners, Inc. (the “Company”) announced via press release the Company’s preliminary results for the quarter ended September 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are being furnished, but not filed, under Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PHARMACEUTICAL PARTNERS, INC.

By:	/s/ Nicole S. Williams

Nicole S. Williams Chief Financial Officer Date: October 23, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by American Pharmaceutical Partners, Inc. dated October 23, 2003